Exhibit 99.1

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

Up to $750,000,000

Aggregate Principal Amount of Newly Issued

3.450% Senior Notes due 2026 (CUSIP No. 960386 AL4)

for

a Like Principal Amount of Outstanding Restricted

3.450% Senior Notes due 2026 (CUSIP Nos. 960386 AJ9 and U96036 AB1)

Deliver to:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS EXCHANGE AGENT

THIS EXCHANGE OFFER (THE “EXCHANGE OFFER”) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2017, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

As set forth in the Prospectus, dated                 , 2017 (the “Prospectus”), and in this corresponding letter of transmittal, this form or one substantially similar must be used to accept the offer of Westinghouse Air Brake Technologies Corporation (the “Company”) to exchange its 3.450% Senior Notes due 2026 (CUSIP No. 960386 AL4) (the “Exchange Notes”), which will be issued in a transaction registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of the Company’s outstanding restricted 3.450% Senior Notes due 2026 (CUSIP Nos. 960386 AJ9 and U96036 AB1) (the “Original Notes”). Capitalized terms used but not defined in this letter of transmittal have the meanings assigned to them in the Prospectus.

The Original Notes were issued pursuant to an Indenture, dated as of August 8, 2013 (as supplemented to date, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by (i) the First Supplemental Indenture, dated as of August 8, 2013, by and between the Company and the Trustee, (ii) the Second Supplemental Indenture, dated as of November 3, 2016, by and among the Company, certain of the Guarantors and the Trustee, (iii) the Third Supplemental Indenture, dated as of November 3, 2016, by and among the Company, certain of the Guarantors and the Trustee, (iv) the Fourth Supplemental Indenture, dated as of February 9, 2017, by and among the Company, certain of the Guarantors and the Trustee, (v) the Fifth Supplemental Indenture, dated as of April 28, 2017, by and among the Company, certain of the Guarantors and the Trustee, and (vi) the Sixth Supplemental Indenture, dated as of June 21, 2017, by and among the Company, the Guarantors and the Trustee.

This form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mailed to the exchange agent as indicated below.

Registered & Certified Mail	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	Wells Fargo Bank, N.A. Corporate Trust Services MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Telephone: (800) 344-5128

Originals of all documents sent by facsimile should be promptly sent to the exchange agent by mail, by hand or by overnight delivery service.

NOTE: THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES OF ORIGINAL NOTES ARE TO BE FORWARDED HEREWITH. IF ORIGINAL NOTES ARE HELD IN BOOK-ENTRY FORM, TENDERS OF ORIGINAL NOTES MUST BE MADE IN ACCORDANCE WITH THE BOOK-ENTRY PROCEDURES OUTLINED IN THE PROSPECTUS. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY.

In the case of Original Notes held in certificated form, please describe your Original Notes below.

DESCRIPTION OF ORIGINAL NOTES
Name(s) and Address(es) of Registered Holder(s) (Please Complete, if Blank)	Certificate Number(s)	Aggregate Principal Amount of Original Notes Represented by Certificate(s)	Principal Amount of Original Notes Tendered*
		$	$
		$	$
		$	$
Total $

*  You will be deemed to have tendered the entire principal amount of Original Notes represented in the column labeled “Aggregate Principal Amount of Original Notes Represented by Certificate(s)” unless you indicate otherwise with respect to such Original Notes in the column labeled “Principal Amount of Original Notes Tendered.” Original Notes may be tendered in whole or in part in denominations of $2,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Notes are tendered for exchange in part, the untendered principal amount thereof must be at least $2,000 or any integral multiple of $1,000 in excess thereof.

If you need more space, list the certificate numbers and principal amount of Original Notes on a separate schedule, sign the schedule and attach it to this letter of transmittal.

This letter of transmittal is to be used only if certificates of Original Notes are to be forwarded herewith. If Original Notes are held in book-entry form, tenders of Original Notes must be made in accordance with the book-entry procedures outlined in the Prospectus. If you hold Original Notes in certificated form, your delivery of this letter of transmittal will not be valid unless you deliver it to one of the addresses, or transmit it to the facsimile number, set forth above. Please carefully read this entire document, including the instructions, before completing this letter of transmittal. Delivery of documents to a book-entry transfer facility does not constitute delivery to the exchange agent. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO THE COMPANY OR ITS AFFILIATES.

This letter of transmittal and the Prospectus have been delivered to you in connection with the Company’s offer to exchange Exchange Notes for outstanding Original Notes. If you hold Original Notes in certificated form, by completing this letter of transmittal, you acknowledge that you have received the Prospectus and this letter of transmittal, which together constitute the “Exchange Offer.” All holders who exchange their Original Notes for Exchange Notes in accordance with the book-entry procedures outlined in the Prospectus will be deemed to have acknowledged receipt of, and agreed to be bound by, and to have made all of the representations and warranties contained in this letter of transmittal.

For each Original Note accepted for exchange, the Holder (as defined below) of such Original Note will receive an Exchange Note having a principal amount equal to that of the tendered Original Note. The Exchange

Notes will accrue interest from the last interest payment date on which interest was paid on the Original Notes. Accordingly, registered Holders of Exchange Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Original Notes. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs after the expiration date.

The Company reserves the right, at any time or from time to time, to extend this Exchange Offer at its discretion, in which event the Expiration Date will mean the latest date to which the Exchange Offer is extended.

This letter of transmittal is to be completed by a Holder of Original Notes if the Holder is delivering certificates for Original Notes with this letter of transmittal.

For all Original Notes held in book-entry form, Holders must tender their Original Notes by means of the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”), subject to the terms and procedures of that system. If delivery is made through ATOP, the Holder must transmit an agent’s message to the exchange agent’s account at DTC. The term “agent’s message” means a message, transmitted to DTC and received by the exchange agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the Holder agrees to be bound by this letter of transmittal and that the Company may enforce this letter of transmittal against the Holder.

You must tender your Original Notes according to the guaranteed delivery procedures described in this letter of transmittal and the Prospectus if:

(1) you hold Original Notes in certificated form and your Original Notes are not immediately available;

(2) you hold Original Notes in certificated form and you cannot deliver your Original Notes, this letter of transmittal and all required documents to the exchange agent on or before the Expiration Date; or

(3) you hold Original Notes in book-entry form and you are unable to obtain confirmation of a book-entry tender of your Original Notes into the exchange agent’s account at DTC on or before the Expiration Date.

More complete information about guaranteed delivery procedures is contained in the Prospectus under the heading “The Exchange Offer — Guaranteed Delivery Procedures.” You should also read Instruction 1, on page 13 of this letter of transmittal, to determine whether or not this section applies to you.

As used in this letter of transmittal, the term “Holder” means (1) any person in whose name Original Notes are registered on the books of the Company, (2) any other person who has obtained a properly executed bond power from a registered holder or (3) any person in whose name Original Notes are held of record by DTC and who desires to deliver such notes by book-entry transfer at DTC. If you are a Holder, hold your Original Notes in certificated form and decide to tender your Original Notes, you must complete this entire letter of transmittal.

You must follow the instructions in this letter of transmittal — please read this entire document carefully. If you have questions or need help, or if you would like additional copies of the Prospectus or this letter of transmittal, you should contact the exchange agent at its telephone number or address set forth above.

☐	CHECK HERE IF YOU HAVE ENCLOSED ORIGINAL NOTES WITH THIS LETTER OF TRANSMITTAL.

COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION (THIS TERM IS DEFINED BELOW):

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE DELIVERING TENDERED ORIGINAL NOTES THROUGH A NOTICE OF GUARANTEED DELIVERY AND HAVE ENCLOSED THAT NOTICE WITH THIS LETTER OF TRANSMITTAL.

COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION:

Name(s) of Registered Holder(s) of Original Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 4, 5 and 6)

Complete this section ONLY if: (1) certificates for untendered Original Notes are to be issued in the name of someone other than you; (2) certificates for Exchange Notes issued in exchange for tendered and accepted Original Notes are to be issued in the name of someone other than you; or (3) Original Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account designated above.

Issue Certificates(s) to:

Name:
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

☐ Credit unexchanged original notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number, if Applicable)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 4, 5 and 6)

Complete this section ONLY if certificates for untendered Original Notes, or Exchange Notes issued in exchange for tendered and accepted Original Notes are to be sent to someone other than you, or to you at an address other than the address shown above.

Mail Certificate(s) to:

Name:
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(PLEASE ALSO COMPLETE IRS FORM W-9)

Ladies and Gentlemen:

According to the terms and conditions of the Exchange Offer, I hereby tender to the Company the principal amount of Original Notes indicated above. At the time these notes are accepted by the Company and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to the Company all right, title and interest in and to the Original Notes I have tendered. I am aware that the exchange agent also acts as the agent of the Company. By executing this document, I irrevocably constitute and appoint the exchange agent as my agent and attorney-in-fact for the tendered Original Notes with full power of substitution to:

•	cause the Original Notes to be assigned, transferred and exchanged;

•	deliver certificates for the Original Notes, or transfer ownership of the Original Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to the Company; and

•	present the Original Notes for transfer on the books of the Company, receive all benefits and exercise all rights of beneficial ownership of these Original Notes according to the terms of the Exchange Offer.

The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

With respect to the Original Notes, I represent and warrant that I have full power and authority to tender, exchange, assign and transfer the Original Notes that I am tendering and to acquire Exchange Notes issuable upon the exchange of the tendered Original Notes. I represent and warrant that the Company will acquire good and unencumbered title to such Original Notes, free and clear of all liens, restrictions (other than restrictions on transfer), charges and encumbrances, and that such Original Notes are not and will not be subject to any adverse claim at the time the Company acquires them. I further represent that:

•	I am not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or its subsidiaries, or if I am an affiliate of the Company or its subsidiaries, I will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

•	any Exchange Notes I will acquire in exchange for the Original Notes I have tendered will be acquired in the ordinary course of business;

•	I have not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to engage in, a distribution, within the meaning of the Securities Act, of any Exchange Notes issued to me;

•	I am not a broker-dealer who purchased the Original Notes for resale pursuant to an exemption under the Securities Act tendering Original Notes acquired directly from the Company for my own account; and

•	I am not restricted by any law or policy of the Securities and Exchange Commission (the “SEC”) from trading the Exchange Notes acquired in the Exchange Offer.

I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the SEC. These letters provide that the Exchange Notes issued in exchange for the Original Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder’s business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes.

If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, I acknowledge that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an “underwriter” within the meaning of the Securities Act.

Upon request, I will execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes I have tendered.

I understand that the Company will be deemed to have accepted validly tendered Original Notes when the Company gives notice of acceptance to the exchange agent and such acceptance and the issuance of the Exchange Notes in exchange for tendered and accepted Original Notes will constitute performance in full by the Company of its obligations under the registration rights agreement with the initial purchasers of the Original Notes and the Company will have no further obligations or liabilities under the registration rights agreement, except in the limited circumstances defined in such agreement.

If, for any reason, any tendered Original Notes in certificated form are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Original Notes will be returned to me without charge at the address shown below or at a different address if one is listed under “Special Delivery Instructions.” Any unaccepted Original Notes which had been tendered by book-entry transfer will be credited to an account at DTC as soon as reasonably possible after the Expiration Date.

All authority granted or agreed to be granted by this letter of transmittal will survive my death, bankruptcy or incapacity, and every obligation under this letter of transmittal is binding upon my heirs, legal representatives, successors, assigns, executors, administrators and trustees in bankruptcy.

I understand that tenders of Original Notes according to the procedures described in the Prospectus under the heading “The Exchange Offer — Procedures for Tendering” and in the instructions included in this letter of transmittal constitute a binding agreement between myself and the Company subject to the terms and conditions of the Exchange Offer.

Unless I have described other instructions in this letter of transmittal under the section “Special Issuance Instructions,” if I am tendering Original Notes in certificated form, please issue the certificates representing Exchange Notes issued and accepted in exchange for my tendered and accepted Original Notes in my name, and issue any replacement certificates for Original Notes not tendered or not accepted for exchange in my name. Similarly, unless I have instructed otherwise under the section “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Original Notes and any certificates for Original Notes that were not tendered or not accepted for exchange, as well as any accompanying documents, to me at the address shown below my signature. If the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Original Notes in the name(s) of, and/or return any Original Notes that were not tendered or accepted for exchange and send such certificates to, the person(s) so indicated. I understand that if the Company does not accept any of the tendered Original Notes for exchange, the Company has no obligation to transfer any Original Notes from the name of the registered Holder(s) according to my instructions in the “Special Issuance Instructions” and “Special Delivery Instructions” sections of this document.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED DESCRIPTION OF ORIGINAL NOTES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE IF ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Date)

Signature(s) of Registered Holder(s) or Authorized Signatory	(Date)

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

The above lines must be signed by the registered Holder(s) of Original Notes as their name(s) appear(s) on the certificate for the Original Notes or by person(s) authorized to become registered Holders(s) by a properly completed bond power from the registered Holder(s). A copy of the completed bond power must be delivered with this letter of transmittal. If any Original Notes held in certificated form tendered through this letter of transmittal are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If the signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) state his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act on behalf of the Holder. See Instruction 4, on page 15 of this letter of transmittal, for more information about completing this letter of transmittal.

Name(s):

Capacity:

Address:

(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution, if required by Instruction 4:

(Title)

(Name of Firm)

Dated                 , 2017

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals;
see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limitedliability company. Enter the tax classification (C=C  corporation, S=S corporation, P=partnership)  ▶

       Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classificationof the single-member owner.

☐   Other(see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701–7).

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Form W-9 (Rev. 12-2014)	Page 3

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS Individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS. gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 12-2014)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES. All physically tendered Original Notes, as well as a properly completed and executed copy or facsimile of this letter of transmittal, or an agent’s message through ATOP and any other required documents for Original Notes tendered by book-entry transfer, must be received by the exchange agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, THE COMPANY RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR ORIGINAL NOTES TO THE COMPANY.

THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT’S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

If you wish to tender your Original Notes, but:

(a) you hold your Original Notes in certificated form and your Original Notes are not immediately available;

(b) you hold your Original Notes in certificated form and you cannot deliver your Original Notes, this letter of transmittal and all required documents to the exchange agent before the Expiration Date; or

(c) you hold your Original Notes in book-entry form and you are unable to complete the book-entry tender procedure before the Expiration Date,

you must tender your Original Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the Prospectus titled “The Exchange Offer — Guaranteed Delivery Procedures” for more complete information. As used in this letter of transmittal, an “Eligible Institution” is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing under a recognized medallion program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”), or any other “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing, an “Eligible Institution”).

For a tender of Original Notes in book-entry form made through the guaranteed delivery procedure to be valid, it must be done through ATOP. For a tender of Original Notes in certificated form made through the guaranteed delivery procedure to be valid, the exchange agent must receive a properly completed and executed notice of guaranteed delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The notice of guaranteed delivery must be delivered by an Eligible Institution and must:

(a) state your name and address and the names in which the Original Notes are registered;

(b) list the certificate numbers and principal amounts of the Original Notes being tendered;

(c) state that tender of your Original Notes is being made through the notice of guaranteed delivery; and

(d) guarantee that this letter of transmittal, or a facsimile of it, the certificates representing the Original Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the exchange agent by the Eligible Institution within three New York Stock Exchange trading days after the Expiration Date.

The exchange agent must receive your certificates for Original Notes, or a confirmation of DTC book entry, in proper form for transfer, this letter of transmittal and all required documents within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

The Company has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Original Notes, and its decision will be final and binding. The Company’s interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this letter of transmittal and in the Prospectus, will be final and binding on all parties.

The Company has the absolute right to reject any or all of the tendered Original Notes if:

(1) the Original Notes are not properly tendered; or

(2) in the opinion of counsel, the acceptance of those Original Notes would be unlawful.

The Company may also decide to waive any conditions of the Exchange Offer or any defects or irregularities of tenders of Original Notes and accept such Original Notes for exchange whether or not similar defects or irregularities are waived in the case of other Holders. Any defect or irregularity in the tender of Original Notes that is not waived by the Company must be cured within the period of time set by the Company.

It is your responsibility to identify and cure any defect or irregularity in the tender of your Original Notes. Your tender of Original Notes will not be considered to have been made until any defect or irregularity is cured or waived. Neither the Company, the exchange agent nor any other person is required to notify you that your tender was defective or irregular, and no one will be liable for any failure to notify you of such a defect or irregularity in your tender of Original Notes. As soon as reasonably possible after the Expiration Date, the exchange agent will return to the Holder tendering any Original Notes that were invalidly tendered if the defect or irregularity has not been cured or waived.

2. TENDER BY HOLDER. You must be a Holder of Original Notes in order to participate in the Exchange Offer. If you are a beneficial holder of Original Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this letter of transmittal on his, her or its behalf. Before completing and executing this letter of transmittal and delivering the registered Holder’s Original Notes, you must either make appropriate arrangements to register ownership of the Original Notes in your name or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Original Notes may take a long period of time.

3. PARTIAL TENDERS. Tenders of Original Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $2,000 and integral multiples of $1,000. If you are tendering less than the entire principal amount of Original Notes represented by a certificate, you should fill in the principal amount you are tendering under “Principal Amount of Original Notes Tendered” of the box entitled “Description of the Original Notes.” The entire principal amount of Original Notes listed on the certificate delivered to the exchange agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Original Notes is not tendered, a certificate will be issued for the principal amount of those untendered Original Notes.

Unless a different address is provided in the appropriate box on this letter of transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Original Notes in certificated form will be sent to the registered Holder at his or her registered address promptly after the Original Notes are accepted for exchange. In the case of Original Notes tendered by book-entry transfer, any untendered Original Notes and any Exchange Notes issued in exchange for tendered and accepted Original Notes will be credited to accounts at DTC.

4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS AND GUARANTEE OF SIGNATURES.

•	If you are the registered Holder of the Original Notes tendered with this document and are signing this letter of transmittal, your signature must match exactly the name(s) written on the face of the Original Notes. There can be no alteration, enlargement or change in your signature in any manner. If certificates representing the Exchange Notes, or certificates issued to replace any Original Notes you have not tendered, are to be issued to you as the registered Holder, do not endorse any tendered Original Notes, and do not provide a separate bond power.

•	If you are not the registered Holder, or if any Exchange Note or any replacement Original Note certificates will be issued to someone other than you, you must either properly endorse the Original Notes you have tendered or deliver with this letter of transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•	If you are signing this letter of transmittal but are not the registered Holder(s) of any Original Notes listed on this document under the heading “Description of the Original Notes,” the Original Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Original Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•	If this letter of transmittal, any Original Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by the Company, evidence satisfactory to the Company of that person’s authority to act must be submitted with this letter of transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•	All signatures on this letter of transmittal must be guaranteed by an Eligible Institution unless one of the following situations apply:

•	If this letter of transmittal is signed by the registered Holder(s) of the Original Notes tendered with this letter of transmittal and such Holder(s) has not completed the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions”; or

•	If the Original Notes are tendered for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If different from the name and address of the person signing this letter of transmittal, you should indicate, in the applicable box or boxes, the name and address where Original Notes issued in replacement for any untendered or tendered but unaccepted Original Notes should be issued or sent. If replacement Original Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

•	certificates representing Exchange Notes or notes issued to replace any Original Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

•	tendered Original Notes are registered in the name of any person other than the person signing this letter of transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of Original Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, the Company will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Original Notes listed in this letter of transmittal.

7. FORM W-9. If Original Notes are held in certificated form, you must provide the exchange agent with a correct Taxpayer Identification Number (“TIN”) for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to backup withholding (currently at a 28% rate) on certain payments made to the Holders of Exchange Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. To prove to the exchange agent that a foreign Holder qualifies as an exempt Holder, the foreign Holder must submit the applicable type of Form W-8, signed under penalties of perjury, certifying as to that Holder’s exempt status. You can obtain a Form W-8 from the exchange agent.

8. WAIVER OF CONDITIONS. The Company may choose, at any time and for any reason, to waive or, subject to certain requirements, amend or modify certain of the conditions to the Exchange Offer. The conditions applicable to tenders of Original Notes in the Exchange Offer are described in the Prospectus under the heading “The Exchange Offer — Conditions.”

9. WITHDRAWAL RIGHTS. Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the exchange agent at its address set forth in this letter of transmittal not later than 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must specify the person named in the letter of transmittal as having tendered Original Notes to be withdrawn, the principal amount of Original Notes to be withdrawn, that the Holder is withdrawing its election to have such Original Notes exchanged and the name of the Holder of the Original Notes, and must be signed by the Holder in the same manner as the original signature on the letter of transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the ownership of the Original Notes being withdrawn. Properly withdrawn Original Notes may be re-tendered by following one of the procedures described under “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of DTC. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us, and will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder of such notes without cost to such Holder, in the case of physically tendered Original Notes, or credited to an account maintained with DTC for the Original Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be re-tendered by following the procedures described under the heading “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date with respect to such Original Notes.

Any Original Notes tendered by book-entry transfer into the exchange agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth under the heading “The Exchange Offer — Procedures for Tendering s” in the Prospectus will be credited to an account maintained with the book-entry transfer facility for the Original Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. If your Original Notes have been mutilated, lost, stolen or destroyed, you should contact the exchange agent at the address listed on the cover page of this document for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. If you have questions, need assistance or would like to receive additional copies of the Prospectus or this letter of transmittal, you should contact the exchange agent at the address listed on the cover page of this document. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.